Fulcrum Diversified Absolute Return Fund

Super Institutional Class	FARYX
Institutional Class	FARIX
Advisor Class	FARAX

A series of Trust for Advised Portfolios (the “Trust”)

Supplement dated January 25, 2018 to the
Prospectus and Summary Prospectus dated October 31, 2017

The Annual Fund Operating Expenses table and Expense Example tables are deleted and replaced in their entirety with the tables below which reflects the corrected Institutional Class and Advisor Class Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Super Institutional Class		Institutional Class		Advisor Class
Management Fees		0.90%		0.90%		0.90%
Distribution and Service (Rule 12b-1) Fees		None		None		0.25%
Shareholder Servicing Fees		None		0.10%(1)		0.15%(1)
Other Expenses		0.27%		0.27%		0.27%
Other Expenses of the Subsidiary	0.02%		0.02%		0.02%
Remainder of Other Expenses of the Fund	0.25%		0.25%		0.25%
Acquired Fund Fees and Expenses		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses		1.18%		1.28%		1.58%
Less: Fee Waiver and/or Expense Reimbursement		-0.11%		-0.11%		-0.11%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)(3)		1.07%		1.17%		1.47%

(1)
The Fund has a shareholder servicing plan that permits up to 0.10% for Institutional Class and up to 0.15% for Advisor Class to be paid from the Fund for service organizations providing recordkeeping services to certain shareholders.  The current annualized expenses under this agreement are 0.03% for the Institutional Class and 0.04% for the Advisor Class.

(2)
Fulcrum Asset Management LLP (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.05%, 1.05% and 1.30% of average daily net assets of the Super Institutional Class, Institutional Class and Advisor Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least October 31, 2018, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

(3)
The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary (defined below). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts calculated in the Example would be the same even if the assumed investment was not redeemed at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Super Institutional Class	$109	$364	$638	$1,422
Institutional Class	$119	$395	$692	$1,536
Advisor Class	$150	$488	$850	$1,869

Please retain this Supplement with the Prospectus and Summary Prospectus